UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2012

CNL Healthcare Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-168129	27-2876363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 9, 2012, CNL Properties Trust, Inc. (the “Company”) filed Articles of Amendment to Amended and Restated Articles of Incorporation with the State Department of Assessments and Taxation of the State of Maryland to change its name to “CNL Healthcare Trust, Inc.” Also on February 9, 2012, the board of directors of the Company approved an amendment to the Company’s bylaws to reflect the name change.

The Articles of Amendment to Amended and Restated Articles of Incorporation and the amendment to the bylaws of the Company are filed as Exhibits 3.1 and 3.2 hereto and are hereby incorporated by reference.

A copy of the press release issued by the Company announcing the change of its name is furnished as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation as effective with the State Department of Assessments and Taxation of the State of Maryland on February 9, 2012

3.2	Amended and Restated Bylaws dated February 9, 2012

99.1	Press Release dated February 9, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2012	CNL HEALTHCARE TRUST, INC.

/s/ Joseph T. Johnson
	Name:	Joseph T. Johnson
	Title:	Senior Vice President and Chief Financial Officer